EXHIBIT 99.2

                      Chartered Public Accountants Gruber
                            Steuerberatungs GmbH

                      Interim financial statement as of
                                  06/30/2016
                  Odissea Betriebsinformatik Beratung GmbH
                     Salurner Strasse 12, 6020 Innsbruck

TABLE OF CONTENTS

1   Review contract and performance engagement                                 3
2   Reviewer's Report                                                          3
3   Balance sheet as of 06/30/2016 compared to
    previous year 12/31/2015                                                   5
4   Profit & Loss statement as of 06/01/2016 compared to
    previous year 01/06/2015                                                   8
5   Cash flow statement                                                       13
6   Evidence account acc. to Article 4 (12) EStG [Income Tax Act]             14
7   Asset analysis                                                            15

To the
Members of Management of
Odissea Betriebsinformatik Beratung GmbH,
Luca Pasquini and Gabriele Peroni
Salurner StraBe 12, Innsbruck


We have completed the audit of the financial statements as of 31.12.2015 of

                   Odissea Betriebsinformatik Beratung GmbH,
                                 Innsbruck,
                       (referred to as "the Company")

and provide the results of our audit in the following report:


1. Review contract and performance of the engagement


By management resolution of Odissea Betriebsinformatik Beratung GmbH, Innsbruck, we were elected as reviewer for the voluntary review of fiscal year 2016. The Company, represented by the management board, concluded an review contract with us to review the financial statements as of 30.06.2016, including the accounting system pursuant to Sections 269 et seqq. UGB.

The Company is a small corporation pursuant to Section 221 UGB.

The review is a voluntary review.

We performed the review, with interruptions in August 2016 mainly at the our office in Innsbruck. The review was substantially completed at the date of this report.

Our review is based on the review contract concluded with the Company. The "General Conditions of Contract issued by the Austrian Chamber of Public Accountants and Tax Advisors" (refer to Appendix VII) form an integral part of the review contract. These conditions of contract do not only apply to the Company and the reviewer, but also to third parties. Section 275 UGB applies with regard to our responsibility and liability as reviewers towards the Company and towards third parties.

1.1. Information provided

The Company's legal representatives provided all evidence and explanations requested by us. We obtained a representation letter signed by the legal representatives which we included in our working papers.


2. Reviewer's Report


Report on the unaudited Financial Statements

We have reviewed the accompanying financial statements of Odissea Betriebsinformatik Beratung GmbH, Innsbruck, for the period from 1.1.2016 to
30.06.2016. These financial statements comprise the unaudited statement of financial position as of 30.06.2016, the unaudited income statement for the period 01.01.2016 to 30.06.2016, the unaudited Cash - Flow Statement for the period from 1.1.2016 to 30.06.2016, the unaudited Changes in Equity for the period from 1.1.2016 to 30.06.2016 and the unaudited Analysis of Changes in Fixed Assets for the period from 1.1.2016 to 30.06.2016.

Management's Responsibility for the Financial Statements

The Company's management is responsible for the preparation and fair presentation of these financial statements in accordance with Austrian Generally Accepted Accounting Principles (UGB) and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Reviewers' Responsibility

Our responsibility and liability as reviewer is guided by the General Conditions of Contract issued by the Austrian Chamber of Public
Accountants and Tax Advisors towards the Company and towards third parties.

We conducted our review in accordance expert opinion KFS/PG11 "Fachgutachten des Fachsenats fUr Unternehmensrecht und Revision des Instituts fUr
Betriebswirtschaft, Steuerrecht und Organisation der Kammer der
Wirtschaftstreuhander Grundsatze fUr die prUferische Durchsicht von
AbschlUssen".

A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the international standards on auditing (ISA), the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we don't express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be mad to the financial statements referred to above for them to be in conformity with Austrian Generally Accepted Accounting Principles (UGB).

Innsbruck, on 11th August 2016

                           Stauder Schuchter Kempf
                  WirtschaftsprUfungs - und Steuerberatungs GmbH

                            /s/ Mag. Wilfried Stauder
                            Mag. Wilfried Stauder
                       Austrian Certified Public Accountant

Odissea Betriebsinfomatik Beratung GmbH
Innsbruck, Salurnerstrasse 12

Balance sheet as of June 30, 2016

                                                    06/30/2016        12/31/2015

A           FIXED ASSETS
    I       INTANGIBLE ASSETS
        I   Concessions, industrial rights and
            similar rights and values and
            resulting licenses

        110 Patent and license rights                 1,403.86         2,308.02
        120 Data processing                           6,808.35         8,633.36
                                                     ---------        ---------
                                                      8,212.21        11,013.38
                                                     ---------        ---------
            TOTAL INTANGIBLE ASSETS                   8,212.21        11,013.38

    II      TANGIBLE ASSETS
            OTHER ASSETS, OPERATING AND OFFICE
            EQUIPMENT
        660 Operating and office equipment           19,319.30        22,851.92
                                                     19,319.30        22,851.92
                                                     ---------        ---------
            TOTAL TANGIBLE ASSETS                    19,319.30        22,851.92

            TOTAL FIXED ASSETS                       27,531.51        33,865.30
                                                     ---------        ---------

B           CURRENT ASSETS
    I       IRECEIVABLES AND OTHER ASSETS

        1   RECEIVABLES AND OTHER ASSETS

        2150    Trade receivables - overseas         21,390.00             0.00
        2196    Services not yet invoiced            95,348.84        73,548.47
                                                    116,738.84        73.548.47
                                                     ---------        ---------

        2   OTHER RECEIVABLES AND ASSETS

        2391    Office deposit Salurnerstrasse        8,400.00         8,400.00
        3510    VAT                                     272.37             0.00
        3550    Tax office                              569.42            54.00
                                                      9,241.79         8,454.00
                                                     ---------        ---------
            TOTAL RECEIABLES                        125,980.63        82,002.47
                                                     ---------        ---------

    II      CASH BALANCE, CHECKS, DEPOSITS WITH CREDIT INSTITUTIONS

        1   DEPOSITS WITH CREDIT INSTITUTIONS
        2801    TirolerSparkasse 03.301.392.373      55,686.82        50,181.77
                                                     55,686.82        50,181.77
                                                     ---------        ---------
            TOTAL CASH                               55,686.82        50,181.77
                                                     ---------        ---------
            TOTAL CURRENT ASSETS                    181,667.45       132,184.24
                                                     ---------        ---------

C           DEFERRALS & ACCRUALS
        2900    Active deferrals & accruals           7,500.00         9,000.00
            TOTAL ACCRUALS & DEFERRALS                7,500.00         9,000.00
                                                     ---------        ---------
            TOTAL DEFERRALS & ACCRUALS              216,698.96       175,049.54
                                                     ---------        ---------



                                                    06/30/2016        12/31/2015

A           SHAREHOLDERS' EQUITY / NEGATIVE EQUITY
    I       SHARE CAPITAL
        1   SHARE CAPITAL
        9010    Share capital                       (35,000.00)      (35,000.00)
                                                    (35,000.00)      (35,000.00)
                                                     ---------        ---------
            TOTAL SHARE CAPITAL                     (35,000.00)      (35,000.00)

    II      NET LOSS
        9390    Profit & Loss carried forward       109,520.57       168,698.27
        9399    Annual profit                       (97,173.73)      (59,177.70)
            TOTAL NET PROFIT / LOSS                  12,346.84       109,520.57
                                                     ---------        ---------
            TOTAL SHAREHOLDERS' EQUITY              (22,653.16)       74.520.57
                                                     ---------        ---------
B           PROVISIONS
        1   TAX PROVISIONS
        3020    Corporate tax                        (9,195.00)       (2,883.00)
                                                     ---------        ---------
                                                     (9,195.00)       (2,883.00)

        2   OTHER PROVISIONS
        3044    Services not yet invoiced           (25,851.28)      (11,192.13)
        3060    Consultancy and financial
                statement costs                      (5,250.00)       (3,000.00)
        3090    Other provisions                    (28,066.67)      (30,100.00)
                                                    (59,167.95)      (44,292.13)
                                                    ---------        ---------
            TOTAL PROVISIONS                        (68,362.95)      (47,175.13)
                                                     ---------        ---------

C           LIABILITIES
        1   ACCOUNTS PAYABLE TRADE

        3300    Accounts payable trade - domestic    (5,426.71)       (6,647.58)
        3710    Various short-term liabilities      (33,485.17)      (18,538.71)
                                                     ---------        ---------
                                                    (38,911.88)      (25,186.29)

        2   OTHER LIABILITIES
            FROM TAXES
        3510    VAT                                       0.00        (9,541.16)
        3520    Tax office wage deduction (L)        (3,626.14)       (3,080.65)
        3521    Tax office wage deduction (DB)       (1,737.58)       (1,252.66)
        3522    Tax office wage deductions (DZ)        (166.04)         (119.70)
        3560    Municipality                         (1,158.39)         (835.10)
                                                     ---------        ---------
                                                     (6,688.15)      (14,829.27)

            OTHER LIABILITIES
        3600    Health insurance                    (14,147.36)            0.00
                                                     ---------        ---------
                                                    (14,147.36)            0.00

            OTHER LIABILITIES
        3480    Other short-term liabilities to
                the shareholders                          0.00       (91,500.00)
        3700    Payroll account                     (14,000.00)            0.00
        3750    Various liabilities 1-5             (51,000.00)      (71,000.00)
        3810    Payroll account Luca Pasquini          (935.46)          120.58
                                                     ---------        ---------
                                                    (65.935.46)     (162,379.42)

            TOTAL OTHER LIABILITIES                 (86,770.97)     (177,208.69)
                                                     ---------        ---------
            TOTAL LIABILITIES                      (125,682.85)     (202,394.98)
                                                     ---------        ---------
            TOTAL LIABILITIES                      (216,698.96)     (175,049.54)
                                                     ---------        ---------

PROFIT & LOSS STATEMENT AS OF JUNE 30, 2016

                                                    06/01/2016        12/31/2015


1           REVENUES
    a)      Service revenue
        4020    Domestic revenue - 20%               96,380.00        62,339.00
        4060    Non-taxable revenue                   5,250.00             0.00
                                                     ---------        ---------
                                                    101,630.00        62,339.00

    b)      Service revenue
        4240    Service revenue EU                  504,149.18       226,104.70
                                                     ---------        ---------
                                                    504,149.18       226,104.70
                                                     ---------        ---------
            TOTAL REVENUES                          605,779.18       288,443.70
                                                     ---------        ---------
2           COST OF MATERIALS AND OTHER MANUFACTURING COSTS

    a)      Cost of materials
        5064    Cost of materials trade EU          (25,002.00)            0.00
                                                     ---------        ---------
                                                    (25,002.00)            0.00

    b)      Expenses for services procured
        5700    Sub-contract                       (181,002.24)      (65,515.00)
                                                     ---------        ---------
                                                   (181,002.24)      (65,515.00)

    c)      Cash discounts
        5820    Cash discounts - 20%                      0.00             0.30
                                                          0.00             0.30
                                                     ---------        ---------

            TOTAL COST OF MATERIALS                (206,004.24)      (65,514.70)
                                                     ---------        ---------

3           PERSONNEL EXPENSES
    a)      Wages
        6020    Wages                              (101,281.83)      (75,353.76)
        6210    Commissions                          10,033.33             0.00
        6280    Managing director                   (35,000.00)      (21,000.00)
        6300    Other remunerations                 (17,076.35)      (12,558.96)
        6470    Adjustment to the provision for
                unutilized vacation entitlements    (14,659.15)            0.00
                                                     ---------        ---------
                                                   (157.984.00)     (108,912.72)

    b)      Expenses for severance payments
        6401    BMVG [ Works Constitution Act]
                contributions                        (1,658.08)         (751.35)
                                                     ---------        ---------
                                                     (1,658.08)         (751.35)

    c) Expenses for legally prescribed social contributions as well as salary-dependent expenses and mandatory contributions

        6500    Legal social contributions          (23,424.25)      (19,546.47)
        6600    Employer contribution                (6,113.62)       (4,901.09)
        6601    Surcharge for employer contribution    (584.19)         (468.32)
        6630    Community tax                        (4,075.75)      (28,183.25)
                                                     ---------        ---------
                                                    (34,197.81)      (28,183.25)

    d)      Other social contributions
        6700    Voluntary social contributions         (183.36)            0.00
                                                       (183.36)            0.00
                                                     ---------        ---------

            TOTAL PERSONNEL EXPENSES               (194,023.25)     (137,847.32)
                                                     ---------        ---------

4           WRITE-OFFS
    a)      Depreciation on intangible assets
            and activated expenses for business
            expansion

        7010    Depreciation on fixed assets         (8,338.71)            0.00
        7070    Low-value assets                       (742.70)       (1,565.53)
                                                     (9,081.41)       (1,565.53)
                                                     ---------        ---------
                                                     (9,081.41)       (1,565.53)
                                                     ---------        ---------

5           OTHER OPERATING EXPENSES
    a)      Taxes and charges if they are not dependent on income or
            revenues


        7170    Contributions                             0.00          (200.00)
        7171    Contributions for trade chambers
                and professional associations          (308.36             0.00
        7172    Mandatory contribution to regional
                government                             (323.40          (323.40)
        7180    Other taxes and charges                (238.40             0.00
                                                     ---------        ---------
                                                       (870.16          (523.40)

    b)      Office expenses
        7400    Rent                                 (8,850.00        (8,586.14)
                                                     ---------        ---------
                                                     (8,850.00        (8,586.14)

    c)      Energy expenses
        7241    Electricity                            (375.66)         (136.27)
        7250    Heating costs                          (311.13)         (175.53)
                                                     ---------        ---------
                                                       (686.79)         (311.80)

    d)      Maintenance
        7204    Repair and maintenance of operating
                and office equipment                    (68.30)            0.00
        7211    Software maintenance                 (1,820.00)            0.00
                                                     ---------        ---------
                                                     (1,888.30)            0.00

    e)      Vehicle expenses
        7207    Repair and maintenance for car pool      23.37          (373.86)
        7330    Vehicle expenses - cars (fuel)       (2,741.44)       (2,940.67)
        7701    Vehicle insurance                      (982.14)       (1,052.85)
                                                     ---------        ---------
                                                      3,700.21        (4,367.38)

    f)      Advertisement and similar expenses
        7651    Advertisements                         (108.80)            0.00
        7665    Representation                            0.00          (258.88)
        7680    Decoration material                     (90.18)            0.00
                                                     ---------        ---------
                                                       (198.98)         (258.88)

    g)      Travel expenses
        7340    Travel expenses                        (204.15)         (862.35)
        7341    Travel expenses for managing
                director                             (2,116.95)         (519.00)
        7342    Travel expenses for shareholders          0.00          (677.42)
                                                     ---------        ---------
                                                     (2,321.10)       (2,058.77)

    h)      Communication expenses
        7380    Telephone                            (1,753.12)       (2,107.98)
        7381    Fax fees                             (2,631.70)            0.00
                                                     ---------        ---------
                                                     (4,384.82)       (2,107.98)

    i)      Rent and leasing expenses
        7460    Car lease                            (4,621.17)       (3,507.47)
                                                     ---------        ---------
                                                     (4,621.17)       (3,507.47)

    k)      Other operating expenses
        7750    Tax consultancy expenses            (10,250.00)            0.00
        7755    Legal consultancy expenses           (1,544.38)            0.00
        7759    Other consultancy                   (50,766.17)            0.00
        7760    Accounting and EDP costs             (1,903.60)       (1,761.00)
        7790    Costs of monetary transactions         (690.55)         (289.67)
        7802    Cent correction                           0.00            (0.09)
                                                     ---------        ---------
                                                    (65,154.70)       (2,050.76)
                                                     ---------        ---------
                                                    (92,934.55)      (23,799.58)
                                                     ---------        ---------
6           NET OPERATING INCOME                    103,735.73        59,716.57

7           INCOME BEFORE TAXES                     103,735.73        59,716.57

8           INCOME TAXES
        8500    Corporate tax                        (6,562.00)         (250.00)
                                                     ---------        ---------
                                                     (6,562.00)         (250.00)


9           NET INCOME                               97,173.73        59,466.57

10          NET INCOME/ (LOSS) FOR THE YEAR          97,173.73        59,466.57

11          ACCUMULATED (DEFICIT), BEGINNING

        9390    Profit & Loss carried forward      (109,520.57)      (32,088.02)

12          RETAINED EARNINGS / ACCUMULATED
            (DEFICIT), ENDING                       (12,346.84)       27,378.55

Notes to interim annual financial statement 06/30/2016                       EUR

3510    VAT calculation

    U 06/2016                                                            291.17
    U 2016                                                                18.80
                                                                     ----------
                                                                         272.37
3550    Tax office

    Balance tax office account 06/30/2016                                569.42

2900    Active accruals & deferrals

    Leasing payment Toyota RAV 4                                      12,000.00
    Cancellation of advance lease payment Toyota RAV 4                 4,500.00
                                                                     ----------
                                                                       7,500.00

3020    Provision for corporate tax

    Corporate tax 2015                                                 2,338.00
    Corporate tax 06/01/2016                                           7,231.00
                                                                     ----------
                                                                       9,569.00

3044    Provision for unutilized vacation entitlement

    Unutilized vacation entitlements as of 06/30/2016                 25,851.28

3060    Consultancy and financial statement costs

    Financial statement 2015                                           2,500.00
    Financial statement 2016 (50%)                                     1,250.00
    Interim financial statement as of 06/30/2016                       1,500.00
                                                                     ----------
                                                                       5,250.00

3090    Other provisions

    Audit by auditor as of 06/30/2016                                  8,000.00
    Employee premium 2015                                             20,066.67
                                                                     ----------
                                                                      28,066.67

3700    Payroll account

    Open managing director cover 4 months                             14.000.00

3710
    IKG 06/2006                                                           48.33
    Tigas  06/2006                                                        47.50
    A1 Telekom 06/2006                                                   185.88
    Hutchison Drei Telekom 06/2006                                        16.67
    BH + LV 06/2006                                                      329.60
    Engage 06/2006                                                    32,000.00
    Hall AG 06/2006                                                      411.72
    Toyota Leasing  06/2006                                              445.47
                                                                      33,485.17

Cash flow statement as of 06/30/2016                                         EUR

Liquid funds                          06/30/2016    01/01/2016
2801 Hypo AT785700030053405310          55,687        50,182
Total liquid funds                      55,687        50,182
                                                      --------
Changes to liquid funds:                               5,505

Profit acc. To P&L statement                                   97,174

Plus:
    Expenses not related to cash:
    Write-offs                                    8,339
    Write-offs on financial assets                    -

minus:
    Income not related to cash:                   8,339

Changes to net current assets
    Changes to stock                                  -
    Changes to services not yet invoiced         21,800
    Changes to customer payments                 21,390
    Changes to receivables from subsidiaries          -
    Changes to other receivables                    788
    Changes to ARAP                               1,500
    Changes to trade payables                     1,221
    Changes to provisions                        21,188
    Changes to other liabilities,
        cleaning accounts                        36,009        13,498

                                                            ----------
1. Net cash flow from ongoing business activities             119,010
                                                            ----------
Investments                                                     2,004
Book value fixed assets                                             -
                                                            ----------
2. Net cash flow from investment activities                    29,878
                                                            ----------
Payment of share capital                                            -
Loan:                                                               -
Change (payment of loan):                                     111,500
Change to current account (liabilities):                            -
Dividends                                                           -
                                                            ----------
3. Net cash flow from financing activities                    111,500
                                                            ----------
Cash Flow (= changes liquid funds = total from 1.-3.)           5,505
                                                            ----------

Evidence account in accordance with Article 4 (12) of EStG

                          Accounts acc.
                          to financial
                          statement          01/01/2016    Inflow         Outflow      Rebooking    06/30/2016

External financing:

Nominal capital             35,000.00                -         35,000.00                             35,000.00
Capital reserves
Retained earnings
Net profit
                          ------------------------------------------------------------------------------------
Total                       35,000.00                -         35,000.00                             35,000.00

Internal financing:
Net profit                  12,346.84          109,520.57      97,173.73                             12,346.84
                          ------------------------------------------------------------------------------------
Total                       12,346.84          109,520.57      97,173.73                             12,346.84
                          ====================================================================================
Total share capital         12,346.84          109,520.57      97,173.73                             12,346.84
                          ------------------------------------------------------------------------------------

Inv-    Asset description                Procurement    Inflow  Outflow  Rebooking  Procurement                Book value
No.                                      value                                       value        Cum.
                                         01/01/2016     (AW)    (AW)     (AW)       06/30/2016   Depreciation  06/30/2016

    Account 120 Data processing program

1-1     Red gate SQL Source Control          956.25       0.00    0.00        0.00      956.25       876.53         79.73
1-2     Red gate SQL Developer Bundle      1,228.25       0.00    0.00        0.00    1,228.25     1,125.86        102.39
1-3     Red gate  .NET  Tool belt          1,483.25       0.00    0.00        0.00    1,483.25     1,359.61        123.64
2-0     Teamviewer 8 Corporate             1,990.00       0.00    0.00        0.00    1,990.00     1,824.13        165.87
3-0     Server license                       465.00       0.00    0.00        0.00      465.00       387.47         77.54
4-0     Licenses 08/2014 - 09/2017         2,564.11       0.00    0.00        0.00    2,564.11     1,709.41        854.70
                                           ------------------------------------------------------------------------------
        Account total:                     8,686.86       0.00    0.00        0.00    8,686.86     7,283.00      1,403.86

    Account 120 Data processing program

1-0     PRTG 1000 Network Monitor          2,000.00       0.00    0.00        0.00     2,000.00    1,000.00      1,000.01
2-0     PRTG 1000 Network Monitor
        upgrade unlimited                  8,000.00       0.00    0.00        0.00     8,000.00    2,666.66      5,333.34
3-0     Octopus SW Development tool          950.00       0.00    0.00        0.00       950.00      475.00        475.01
                                           ------------------------------------------------------------------------------
        Account total                     10,950.00          0       0           0    10,950.00    4,141.65      6,808.35

    Account  660 Operating and office equipment

1-0     Toshiba Notebook Tecra R950-19E      885.00       0.00    0.00        0.00       885.00      811.22         73.79
2-0     Toshiba Notebook Tecra R950-19E      885.00       0.00    0.00        0.00       885.00      811.22         73.79
3-0     5Stk. Toshiba Docking station        600.00       0.00    0.00        0.00       600.00      549.97         50.04
4-0     8 Stk. Samsung Monitor LED 21.5 "    894.00       0.00    0.00        0.00       894.00      819.47         74.54
5-0     Toshiba Tecra R950-19E + ASUS PC   1,265.00       0.00    0.00        0.00     1,265.00    1,159.55        105.46
6-0     Toshiba Tecra R950-19E + Monitor   1,302.34       0.00    0.00        0.00     1,302.34    1,193.78        108.57
7-0     Scanner                              737.00       0.00    0.00        0.00       737.00      675.55         61.46
8-0     Notebook Toshiba Tecra Z930 15C    1,090.00       0.00    0.00        0.00     1,090.00      681.25        408.75
9-0     Notebook Toshiba Tecra Z930 15C    1,090.00       0.00    0.00        0.00     1,090.00      681.25        408.75
10-0    HP Elite book 840                    960.00       0.00    0.00        0.00       960.00      480.00        480.00
12-0    Cabinet Galant                       457.50       0.00    0.00        0.00       457.50       91.50        366.01
13-0    HP Server 491315-421 incl.
        hard discs                         4,402.00       0.00    0.00        0.00     4,402.00    2,201.00      2,201.00
14-0    PC 800 G1TWR plus accessories      2,897.10       0.00    0.00        0.00     2,897.10    1,448.54      1,448.56
15-0    3 PC`s PC 800 G1twr Ci7/4770
        plus accessories                   4,237.71       0.00    0.00        0.00     4,237.71    2,118.86      2,118.86
17-0    Notebook ASUS X555LA                 405.90       0.00    0.00        0.00       405.90      202.95        202.95
18-0    Apple Iphone 5S                      499.17       0.00    0.00        0.00       499.17      249.59        249.59
19-0    PC 800 G1TWR plus Monitor          1,424.40       0.00    0.00        0.00     1,424.40      712.20        712.20
20-0    Notebook Toshiba Satellite
        incl. accessories                  1,570.74       0.00    0.00        0.00     1,570.74      785.37        785.37
21-0    PC ASUS D310MT                     1,018.60       0.00    0.00        0.00     1,018.60      509.31        509.31
22-0    Olympus TG-4 Black incl.
        accessories                          424.15       0.00    0.00        0.00       424.15      141.39        282.76
23-0    Dell Server Poweredge M630         7,200.00       0.00    0.00        0.00     7,200.00    2,400.00      4,800.00
24-0    PC 800 G1TWR incl. accessories     2,773.60       0.00    0.00        0.00     2,773.60      924.54      1,849.06
25-0    Apple IPhone 5S 16 GB                416.66       0.00    0.00        0.00       416.66      138.88        277.79
26-0    Apple iPhone 6                         0.00     914.92    0.00        0.00       914.92      152.49        762.43
27-0    iPad Air 2                             0.00     590.83    0.00        0.00       590.83       98.48        492.36
28-0    Saturn ASUS Notebook R556UF-X0036T     0.00     499.17    0.00        0.00       499.17       83.20        415.98
                                           ------------------------------------------------------------------------------
    Account total:                        37,435.87   2,004.92    0.00        0.00    39,440.79   20,121.49     19,319.30

Inv-    Asset description                   Book value    Appreciation  Depreciation
No.                                         01/01/2016

    Account 120 Data processing program

1-1     Red gate SQL Source Control             159.38          0.00           79.66
1-2     Red gate SQL Developer Bundle           204.71          0.00          102.32
1-3     Red gate  .NET  Tool belt               247.21          0.00          123.57
2-0     Teamviewer 8 Corporate                  331.67          0.00          165.80
3-0     Server license                          155.00          0.00           77.47
4-0     Licenses 08/2014 - 09/2017            1,282.05          0.00          427.35
                                        -------------------------------------------
        Account total:                        2,380.02          0.00          976.16

    Account 120 Data processing program

1-0     PRTG 1000 Network Monitor             1,333.34          0.00          333.34
2-0     PRTG 1000 Network Monitor
        upgrade unlimited                     6,666.68          0.00        1,333.34
3-0     Octopus SW Development tool             633.34          0.00          158.34
                                        -------------------------------------------
        Account total                         8,633.36             0        1,825.01

    Account  660 Operating and office equipment

1-0     Toshiba Notebook Tecra R950-19E         147.50          0.00           73.72
2-0     Toshiba Notebook Tecra R950-19E         147.50          0.00           73.72
3-0     5Stk. Toshiba Docking station           100.00          0.00           49.97
4-0     8 Stk. Samsung Monitor LED 21.5 "       149.00          0.00           74.47
5-0     Toshiba Tecra R950-19E + ASUS PC        210.84          0.00          105.39
6-0     Toshiba Tecra R950-19E + Monitor        217.06          0.00          108.50
7-0     Scanner                                 122.84          0.00           61.39
8-0     Notebook Toshiba Tecra Z930 15C         545.00          0.00          136.25
9-0     Notebook Toshiba Tecra Z930 15C         545.00          0.00          136.25
10-0    HP Elite book 840                       600.00          0.00          120.00
12-0    Cabinet Galant                          388.88          0.00           22.88
13-0    HP Server 491315-421 incl.
        hard discs                            2,751.25          0.00          550.25
14-0    PC 800 G1TWR plus accessories         1,810.70          0.00          362.14
15-0    3 PC`s PC 800 G1twr Ci7/4770
        plus accessories                      2,825.14          0.00          706.29
17-0    Notebook ASUS X555LA                    270.60          0.00           67.65
18-0    Apple Iphone 5S                         332.78          0.00           83.20
19-0    PC 800 G1TWR plus Monitor               949.60          0.00          237.40
20-0    Notebook Toshiba Satellite
        incl. accessories                     1,047.16          0.00          261.79
21-0    PC ASUS D310MT                          679.06          0.00          169.77
22-0    Olympus TG-4 Black incl.
        accessories                             353.45          0.00           70.69
23-0    Dell Server Poweredge M630            6,000.00          0.00        1,200.00
24-0    PC 800 G1TWR incl. accessories        2,311.33          0.00          462.27
25-0    Apple IPhone 5S 16 GB                   347.23          0.00           69.45
26-0    Apple iPhone 6                            0.00          0.00          152.49
27-0    iPad Air 2                                0.00          0.00           98.48
28-0    Saturn ASUS Notebook R556UF-X0036T        0.00          0.00           83.20
                                             ----------------------------------------
    Account total:                           22,851.92          0.00        5,537.54